SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2001

GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28238 (Commission file number)	54-1521616 (IRS Employer Identification No.)

11 Sundial Circle, Suite 17, Carefree, Arizona 85377
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 575-6972

___________________________________________________
(Former name or former address, if changed since last report)

ITEM 7:        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                       AND EXHIBITS

        The Company has determined in consultation with its independent public accountants that the acquisitions of Dubois Red Rocks, LLC and Hill Valley Capital, Inc. do not constitute significant purchase business combinations as defined in Item 310(c)(iii) of Regulation SB. As a result, audited financial statements and pro forma financial information under Items 7(a)(4) and 7(b) of Form 8-K will not be provided.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

Date: August 24, 2001	By: /s/ J. Andrew Moorer J. Andrew Moorer, President